UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  July 28, 2015

Fairway Group Holdings Corp.

(Exact name of Registrant as Specified in its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	001-35880 (Commission File Number)	74-1201087 (IRS Employer Identification No.)

2284 12th Avenue

New York, New York 10027

(Address of Principal Executive Offices)

(646) 616-8000
(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 140.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07                                           Submission of Matters to a Vote of Security Holders.

On July 28, 2015, Fairway Group Holdings Corp. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, each of which is described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on June 23, 2015 (the “Proxy Statement”).

There were 25,888,764 shares of Class A common stock and 14,203,171 shares of Class B common stock present at the Annual Meeting in person or by proxy, which represented 97.61% of the combined voting power of the shares of Class A common stock and Class B common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s Class A common stock were entitled to one vote for each share held as of the close of business on June 15, 2015 (the “Record Date”), and holders of the Company’s Class B common stock were entitled to ten votes for each share held as of the Record Date.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.                                      the election of two Class II directors to the Company’s board of directors to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified; and

2.                                      the ratification of the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending April 3, 2016.

The voting results for each of these proposals are detailed below.

Proposal No. 1:  Election of Class II Directors

The Company’s stockholders elected each of the two nominees for Class II director to serve until the 2018 Annual Meeting of Stockholders and until their respective successors are elected and qualified, based on the following votes:

Name	Votes For	Votes Withheld	Broker Non-Votes

Michael A. Barr	152,700,909	4,580,113	10,639,452

Stephen L. Key	156,912,612	368,410	10,639,452

Proposal No. 2:  Ratification of Independent Registered Public Accounting Firm

The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the Company’s current fiscal year ending April 3, 2016, based on the following votes:

For	Against	Abstain	Broker Non-Votes

167,502,967	339,943	77,564	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

July 30, 2015	Fairway Group Holdings Corp.

	By:	/s/ Edward C. Arditte
		Name:	Edward C. Arditte
		Title:	Co-President and Chief Financial Officer